UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2012 (April 2, 2012)

Express Scripts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Guarantees of Outstanding Indebtedness

On April 2, 2012, Express Scripts Holding Company (formerly Aristotle Holding, Inc.) (the “Parent”), Express Scripts, Inc. (“Express Scripts”), certain subsidiaries of Express Scripts, Medco Health Solutions, Inc. (“Medco”), certain subsidiaries of Medco and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), entered into the eighth supplemental indenture (the “Parent Eighth Supplemental Indenture”) to the base indenture, dated November 21, 2011, among the Parent, Express Scripts, certain subsidiaries of Express Scripts and Wells Fargo (as so supplemented as of the date thereof, the “Parent Indenture”). The Parent Eighth Supplemental Indenture provides for the guarantee by Medco and certain subsidiaries of Medco of the outstanding senior notes issued by the Parent under the Parent Indenture. A copy of the Parent Eighth Supplemental Indenture is filed with this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

On April 2, 2012, the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and Union Bank, N.A., as trustee (“Union Bank”), entered into the eighth supplemental indenture (the “Express Scripts Eighth Supplemental Indenture”) to the base indenture, dated June 9, 2009, among the Parent, Express Scripts, certain subsidiaries of Express Scripts and Union Bank (as so supplemented as of the date thereof, the “Express Scripts Indenture”). The Express Scripts Eighth Supplemental Indenture provides for the guarantee by Medco and certain subsidiaries of Medco of the outstanding senior notes issued by Express Scripts under the Express Scripts Indenture. A copy of the Express Scripts Eighth Supplemental Indenture is filed with this Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

On April 2, 2012, the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and U.S. Bank Trust National Association, as trustee (“U.S. Bank”), entered into the first supplemental indenture (the “2008 Medco First Supplemental Indenture”) to the base indenture, dated March 18, 2008, between Medco and U.S. Bank (the “2008 Medco Indenture”). The 2008 Medco First Supplemental Indenture provides for the guarantee by the Parent, Express Scripts, certain subsidiaries of Express Scripts and certain subsidiaries of Medco of the outstanding senior notes issued by Medco under the 2008 Medco Indenture. A copy of the 2008 Medco First Supplemental Indenture is filed with this Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

On April 2, 2012, Medco, certain subsidiaries of Medco and U.S. Bank, as trustee, entered into the first supplemental indenture (the “2003 Medco First Supplemental Indenture”) to the base indenture, dated August 12, 2003, among Medco and U.S. Bank (as so supplemented as of the date thereof, the “2003 Medco Indenture”). The 2003 Medco First Supplemental Indenture provides for the guarantee by certain subsidiaries of Medco of the outstanding senior notes issued by Medco under the 2003 Medco Indenture. A copy of the 2003 Medco First Supplemental Indenture is filed with this Form 8-K as Exhibit 4.4 and is incorporated herein by reference.

On April 2, 2012, the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and U.S. Bank, as trustee, entered into the second supplemental indenture (the “2003 Medco Second Supplemental Indenture”) to the 2003 Medco Indenture. The 2003 Medco Second Supplemental Indenture provides for the guarantee by the Parent, Express Scripts and certain subsidiaries of Express Scripts of the outstanding senior notes issued by Medco under the 2003 Medco Indenture. A copy of the 2003 Medco Second Supplemental Indenture is filed with this Form 8-K as Exhibit 4.5 and is incorporated herein by reference.

On April 2, 2012, Express Scripts, certain subsidiaries of Express Scripts, Medco and certain subsidiaries of Medco entered into that certain Subsidiary Guaranty (the “Subsidiary Guaranty”) in favor of Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as agent for and representative of the financial institutions party to the Credit Agreement, dated as of August 29, 2011 (the “Credit Agreement”), among the Parent, Express Scripts, the lenders party thereto and Credit Suisse, as administrative agent. The Subsidiary Guaranty provides for the guarantee by Express Scripts, Medco and certain subsidiaries of Express Scripts and Medco of the obligations of the Parent under the Credit Agreement. A copy of the Subsidiary Guaranty is filed with this Form 8-K as Exhibit 4.6 and is incorporated herein by reference.

Redemption of Medco Notes

On April 6, 2012, Medco issued a notice of redemption to the holders of its 7.25% Senior Notes due August 15, 2013 (Cusip No. 58405UAC6) (the “Notes”), which were issued under the 2003 Medco Indenture. As indicated in the notice of redemption, Medco intends to redeem the Notes, pursuant to the optional redemption provisions of the 2003 Medco Indenture, on May 7, 2012. The redemption of the Notes, which is expected to be financed by the Parent, primarily from cash on hand, is consistent with the Parent’s previously announced plans to de-lever following the completion of the Medco acquisition.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Eighth Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Eighth Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Union Bank, N.A., as Trustee.

4.3	First Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.4	First Supplemental Indenture, dated as of April 2, 2012, among Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.5	Second Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.6	Subsidiary Guaranty, dated as of April 2, 2012, by and among Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto in favor of Credit Suisse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts, Inc. (Registrant)

By:	/s/ Keith J. Ebling
Name: Keith J. Ebling
Title: Vice President

Dated: April 6, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	Eighth Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Eighth Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Union Bank, N.A., as Trustee.

4.3	First Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.4	First Supplemental Indenture, dated as of April 2, 2012, among Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.5	Second Supplemental Indenture, dated as of April 2, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.6	Subsidiary Guaranty, dated as of April 2, 2012, by and among Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto in favor of Credit Suisse.